DOUBLE EAGLE PETROLEUM CO.
2007 STOCK INCENTIVE PLAN
FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT
     Double Eagle Petroleum Co. (the “Company”), pursuant to its 2007 Stock Incentive Plan (the “Plan”), hereby grants to Optionee listed below (“Optionee”), a non-qualified option to purchase the number of shares of the Company’s Common Stock set forth below, subject to the terms and conditions of the Plan and this Stock Option Agreement. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Agreement.
I. NOTICE OF STOCK OPTION GRANT

Optionee:

Date of Stock Option Agreement:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares Granted:

Term/Expiration Date:

Type of Option:	Non-Qualified Stock Option

Vesting Schedule:	The Option Shares subject to this Option shall vest according to the following schedule:

Termination Period:	This Option may be exercised, to the extent vested, for ninety days after Optionee ceases to be an Eligible Person, or such longer period as may be applicable upon the death or disability of Optionee as provided herein but in no event later than the Term/Expiration Date as provided above.

II. AGREEMENT
     1. Grant of Option. The Company hereby grants to Optionee an Option to purchase the number of shares of Common Stock (the “Option Shares”) set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”).
     Notwithstanding anything to the contrary anywhere else in this Option Agreement, this grant relates to a non-qualified Option and is subject to the terms, definitions, and provisions of the Plan adopted by the Company, which is incorporated herein by reference.
     2. Exercise of Option. This Option is exercisable as follows:
          (a) Right to Exercise.
               (i) As set forth in the terms of the Plan, the Compensation Committee shall determine whether any Option shall be exercisable in installments only, and this Option shall only be exercisable according to the vesting schedule set out in the Notice of Grant. For purposes of this Stock Option Agreement, Option Shares subject to this Option shall vest based on Optionee’s continued status as an Eligible Person.
               (ii) This Option may not be exercised for a fraction of a Share.
               (iii) In the event of Optionee’s death, disability or other termination of Optionee’s status as an Eligible Person, the exercisability of the Option is governed by Sections 7, 8 and 9 below.
               (iv) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.
          (b) Method of Exercise. This Option shall be exercisable by written Notice (in the form attached as Exhibit A). The Notice must state the number of Option Shares for which the Option is being exercised, and such other representations and agreements with respect to such Option Shares as may be required by the Company pursuant to the provisions of the Plan. The Notice must be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Notice must be accompanied by payment of the Exercise Price plus payment of any applicable withholding tax. This Option shall be deemed to be exercised upon receipt by the Company of such written Notice accompanied by the Exercise Price and payment of any applicable withholding tax.
          No Option Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Option Shares may then be listed. Assuming such compliance, for income tax purposes the Option Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Option Shares.
     3. Optionee’s Representations. At the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option,

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deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.
     4. Lock-Up Period. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933 (the “Securities Act”), Optionee shall not sell or otherwise transfer any Option Shares or other securities of the Company during the 180-day period (or such period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Option Shares.
     5. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof:
          (c) cash;
          (d) check; or
          (e) with the consent of the Option Committee, any other method of payment, or combination thereof.
     6. Restrictions on Exercise. If the issuance of Option Shares upon the exercise of this Option or if the method of payment for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.
     7. Termination of Relationship. If Optionee ceases to be an Eligible Person (other than by reason of Optionee’s death or the total and permanent disability of Optionee as defined in Code Section 22(e)(3)), Optionee may exercise this Option, to the extent the Option was vested at the date on which Optionee ceases to be an Eligible Person, but only within ninety days from such date (and in no event later than the expiration date of the term of this Option set forth in the Notice of Grant). To the extent that the Option is not vested at the date on which Optionee ceases to be an Eligible Person, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.
     8. Disability of Optionee. If Optionee ceases to be an Eligible Person as a result of his or her total and permanent disability as defined in Code Section 22(e)(3), Optionee may exercise the Option to the extent the Option was vested at the date on which Optionee ceases to be an Eligible Person, but only within ninety days from such date (and in no event later than the expiration date of the term of this Option as set forth in the Notice of Grant). To the extent that the Option is not vested at the date on which Optionee ceases to be an Eligible Person, or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

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     9. Death of Optionee. If Optionee ceases to be an Eligible Person as a result of the death of Optionee, the vested portion of the Option may be exercised at any time within ninety days following the date of death (and in no event later than the expiration date of the term of this Option as set forth in the Notice of Grant) by Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance. To the extent that the Option is not vested at the date of death, or if the Option is not exercised within the time specified herein, the Option shall terminate.
     10. Non-Transferability of Option. This Option may not be transferred in any manner except by will or by the laws of descent or distribution. The stock certificate evidencing the Shares will include the legend substantially in the form as set forth in Section 5 of the Exercise Notice attached hereto as Exhibit A. It may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.
     11. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant.
     12. Adjustment By Stock Split, Stock Dividend, Etc. If at any time the Company increases or decreases the number of its outstanding shares of common stock, or changes in any way the rights and privileges of such shares, by means of the payment of a stock dividend or the making of any other distribution on such shares payable in its common stock, or through a stock split or subdivision of shares, or a consolidation or combination of shares, or through a reclassification or recapitalization involving its common stock, the numbers, rights and privileges of the shares of common stock included in the Option shall be increased, decreased or changed in like manner as if such shares had been issued and outstanding, fully paid and nonassessable at the time of such occurrence.
(Signature Page Follows)

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          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

DOUBLE EAGLE PETROLEUM CO.

By:

Name:

Title:

OPTIONEE ACKNOWLEDGES AND AGREES THAT THIS OPTION IS A NON-QUALIFIED OPTION AND NOT AN INCENTIVE STOCK OPTION. OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THE VESTING OF OPTION SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE AND WITH OR WITHOUT PRIOR NOTICE, UNLESS THE COMPANY AND THE OPTIONEE HAVE AGREED OTHERWISE IN WRITING.
     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Optionee hereby accepts this is a non-qualified Option and not an incentive stock option, and that it is subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option, and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Option Committee upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:

Name:

Address:

Address:

EXHIBIT A
DOUBLE EAGLE PETROLEUM CO.
2007 STOCK INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION EXERCISE NOTICE
Double Eagle Petroleum Co.
Attention: Stock Administration
     1. Exercise of Option. Effective as of today, ______, ___, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase ___ shares of the Common Stock (the “Option Shares”) of Double Eagle Petroleum Co. (the “Company”) under and pursuant to the Company’s 2007 Stock Incentive Plan (the “Plan”) and the Stock Option Agreement dated                      (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Date of Grant:

Number of Option Shares as to which

Option is Exercised:

Exercise Price per Share:		$

Total Exercise Price:		$

Certificate to be Issued in Name of:

Cash Payment Delivered Herewith:	☐	$
Type of Option: Non-Qualified Stock Option
     2. Representations of Optionee. Optionee acknowledges that Optionee has received, read, and understood the Plan and the Option Agreement. Optionee further acknowledges that the Option is a non-qualified stock option. Optionee agrees to abide by and be bound by their terms and conditions.
     3. Rights as Shareholder. Until the stock certificate evidencing such Option Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Option Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued. Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Option Shares. Upon such exercise, Optionee shall have no further rights as a holder of the Option Shares.

     4. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Option Shares and that the tax consequences for a non-qualified stock option are different from those for an incentive stock option. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Option Shares and that Optionee is not relying on the Company for any tax advice.
     5. Restrictive Legends and Stop-Transfer Orders.
          (a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Option Shares together with any other legends that may be required by state or federal securities laws:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND ARE ‘RESTRICTED SECURITIES’ AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY THROUGH REASONABLE MEANS AS DETERMINED BY THE COMPANY, INCLUDING AN OPINION OF SELLER’S COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY.”
          (b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
          (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Option Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Option Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Option Shares shall have been so transferred.
     6. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, representatives, administrators, successors, and assigns.
     7. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company’s Board of Directors or committee thereof that is responsible for the administration of stock options (the “Option Committee”), which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Option Committee shall be final and binding on the Company and on Optionee.
     8. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.
     9. Notices. All notices, requests, demands, directions and other communications (“Notices”) concerning the Option Agreement or this Agreement shall be in writing and shall be mailed or delivered personally or sent by telecopier or facsimile to the applicable party at the address of such party set forth below in this Section 9. When mailed, each such Notice shall be sent by first class, certified mail, return receipt requested, enclosed in a postage prepaid wrapper, and shall be effective on the fifth business day after it has been deposited in the mail. When delivered personally, each such Notice shall be effective when delivered to the address for the respective party set forth in this Section 9, provided that it is delivered on a business day and further provided that it is delivered prior to 5:00 p.m., local time of the party to whom the notice is being delivered, on that business day; otherwise, each such Notice shall be effective on the first business day occurring after the Notice is delivered. When sent by telecopier or facsimile, each such Notice shall be effective on the day on which it is sent provided that it is sent on a business day and further provided that it is sent prior to 5:00 p.m., local time of the party to whom the Notice is being sent, on that business day; otherwise, each such Notice shall be effective on the first business day occurring after the Notice is sent. Each such Notice shall be addressed to the party to be notified as shown below:

(a) if to the Company:	Double Eagle Petroleum Co.
PO Box 766
Casper, WY 82602
Fax: (307) 266-1823
Attention: Carol Osborne

(b) if to the Holder:	At the address set forth on the signature page of this Agreement
          Either party may change its respective address for purposes of this Section 9 by giving the other party Notice of the new address in the manner set forth above.
     10. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     11. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Option Shares as set forth above in Section 1, as well as any applicable withholding tax.
     12. Entire Agreement. The Plan, Option Agreement and Investment Representation Statement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement, and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Accepted by:	Submitted by:

DOUBLE EAGLE PETROLEUM CO.	OPTIONEE

By:

Name:	Name:

Its:	Address:

EXHIBIT B
INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:
COMPANY	:	Double Eagle Petroleum Co.
SECURITY	:	Common Stock
AMOUNT	:
DATE	:
     In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of Double Eagle Petroleum Co. (the “Company”), the undersigned (“Optionee”) represents to the Company the following:
          (a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
          (b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. Optionee understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with the legend set forth in Section 5 of the Exercise Notice (Exhibit A to the Stock Option Agreement) which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.
          (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.
          In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, under Rule 144, the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires that resales in the case of acquisition of the Securities by an affiliate who holds the Securities for at least one year, or by a non-affiliate who holds the Securities for more than one year and less than two years, satisfy the following conditions: (1) the resale must be made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate; (2) the availability of certain public information about the Company; (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e); and (4) the timely filing of a Form 144, if applicable.
          (d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Optionee
Date:                                         , ____